Q2 Supplemental Package July 22, 2019 Table of Contents Financial Highlights S-1 Consolidated Balance Sheets S-2 Consolidated Statements of Comprehensive Income S-3 Consolidated Statements of Funds from Operations S-4 Owned Properties Results of Operations S-5 Same Store Owned Properties Operating Expenses S-6 Seasonality of Operations S-7 Investment Update S-8 Owned Development Update S-9 Presale Development Update S-10 Third-Party Development Update S-11 Management Services Update S-12 Capital Structure S-13 Interest Coverage S-14 Capital Allocation – Long Term Funding Plan (2019-2023) S-15 2019 Outlook - Summary S-16 2019 Outlook - Detail S-17 Detail of Property Groupings S-18 Definitions S-19 Investor Information S-21

Financial Highlights ($ in thousands, except share and per share data) Operating Data Three Months Ended June 30, Six Months Ended June 30, 2019 2018 $ Change % Change 2019 2018 $ Change % Change Total revenues $ 217,371 $ 201,059 $ 16,312 8.1% $ 459,502 $ 421,468 $ 38,034 9.0% Operating income 37,841 73,168 (35,327) (48.3%) 96,840 123,574 (26,734) (21.6%) Net income attributable to ACC1 10,386 46,009 (35,623) (77.4%) 40,026 71,936 (31,910) (44.4%) Net income per share - basic and diluted 0.07 0.33 0.28 0.52 Funds From Operations - ("FFO")2 76,180 65,719 10,461 15.9% 174,557 155,546 19,011 12.2% FFO per share - diluted2 0.55 0.47 0.08 17.0% 1.26 1.12 0.14 12.5% Funds From Operations - Modified ("FFOM")2 77,369 72,617 4,752 6.5% 172,696 158,994 13,702 8.6% FFOM per share - diluted2 0.56 0.52 0.04 7.7% 1.24 1.15 0.09 7.8% Market Capitalization and Unsecured Notes Covenants3 June 30, 2019 December 31, 2018 Debt to total market capitalization 33.7% 34.6% Net debt to EBITDA4 6.7x 6.3x Unencumbered asset value to total asset value 81.1% 81.2% Total debt to total asset value 38.3% 36.5% Secured debt to total asset value 10.2% 10.2% Unencumbered asset value to unsecured debt 288.4% 308.0% Interest coverage4 3.7x 4.2x 1. Excluding provision for real estate impairment and loss from disposition of real estate, net income attributable to ACC for the for the three and six months ended June 30, 2019 would have been $10.7 million and $43.5 million, respectively. Excluding net gains from disposition of real estate and losses from the early extinguishment of debt, net income attributable to ACC for the three and six months ended June 30, 2018 would have been $4.5 million and $30.4 million, respectively. 2. Refer to page S-4 for a reconciliation to net income, the most directly comparable GAAP measure. 3. Refer to the definitions outlined on pages S-19 and S-20 for detailed definitions of terms appearing on this page. 4. Refer to calculations on page S-14, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures. S-1

Consolidated Balance Sheets ($ in thousands) June 30, 2019 December 31, 2018 (unaudited) Assets Investments in real estate: Owned properties, net $ 6,676,217 $ 6,583,397 On-campus participating properties, net 77,390 77,637 Investments in real estate, net 6,753,607 6,661,034 Cash and cash equivalents 51,541 71,238 Restricted cash 37,185 35,279 Student contracts receivable 9,446 8,565 Other assets1 531,118 262,730 Total assets $ 7,382,897 $ 7,038,846 Liabilities and equity Liabilities: Secured mortgage, construction and bond debt, net $ 872,922 $ 853,084 Unsecured notes, net 1,983,895 1,588,446 Unsecured term loans, net 198,945 198,769 Unsecured revolving credit facility 185,600 387,300 Accounts payable and accrued expenses 67,079 88,767 Operating lease liabilities2 285,224 — Other liabilities2 162,437 191,233 Total liabilities 3,756,102 3,307,599 Redeemable noncontrolling interests 185,910 184,446 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 1,372 1,370 Additional paid in capital 4,460,412 4,458,240 Common stock held in rabbi trust (3,368) (3,092) Accumulated earnings and dividends (1,059,633) (971,070) Accumulated other comprehensive loss (18,784) (4,397) Total American Campus Communities, Inc. and Subsidiaries stockholders' equity 3,379,999 3,481,051 Noncontrolling interests - partially owned properties 60,886 65,750 Total equity 3,440,885 3,546,801 Total liabilities and equity $ 7,382,897 $ 7,038,846 1. For purposes of calculating net asset value ("NAV") at June 30, 2019, the company excludes other assets of approximately $5.4 million related to net deferred financing costs on its revolving credit facility and the net value of in-place leases and approximately $279.3 million of right of use assets associated with new lease accounting guidance that was adopted by the company on January 1, 2019. 2. For purposes of calculating NAV at June 30, 2019, the company excludes other liabilities of approximately $48.6 million related to deferred revenue and fee income, as well as operating lease liabilities disclosed above associated with new lease accounting guidance that was adopted by the company on January 1, 2019. S-2

Consolidated Statements of Comprehensive Income (Unaudited, $ in thousands, except share and per share data) Three Months Ended June 30, Six Months Ended June 30, 2019 2018 $ Change 2019 2018 $ Change Revenues Owned properties1 $ 203,156 $ 189,488 $ 13,668 $ 427,575 $ 395,020 $ 32,555 On-campus participating properties1 6,396 6,182 214 17,844 16,625 1,219 Third-party development services 3,607 2,202 1,405 6,778 3,048 3,730 Third-party management services 3,465 2,452 1,013 5,776 5,183 593 Resident services 747 735 12 1,529 1,592 (63) Total revenues 217,371 201,059 16,312 459,502 421,468 38,034 Operating expenses Owned properties1 2 90,763 86,136 4,627 182,932 174,196 8,736 On-campus participating properties1 3,806 3,730 76 7,763 7,155 608 Third-party development and management services 4,513 3,544 969 8,699 7,742 957 General and administrative2 8,115 13,173 (5,058) 15,430 19,872 (4,442) Depreciation and amortization 68,815 63,537 5,278 137,570 128,316 9,254 Ground/facility leases 3,236 2,733 503 6,785 5,575 1,210 Loss (gain) from disposition of real estate3 282 (42,314) 42,596 282 (42,314) 42,596 Provision for real estate impairment4 — — — 3,201 — 3,201 Other operating income — (2,648) 2,648 — (2,648) 2,648 Total operating expenses 179,530 127,891 51,639 362,662 297,894 64,768 Operating income 37,841 73,168 (35,327) 96,840 123,574 (26,734) Nonoperating income (expenses) Interest income 969 1,243 (274) 1,895 2,466 (571) Interest expense (27,068) (23,338) (3,730) (54,129) (47,022) (7,107) Amortization of deferred financing costs (1,218) (2,214) 996 (2,350) (3,628) 1,278 Loss from early extinguishment of debt — (784) 784 — (784) 784 Total nonoperating expenses (27,317) (25,093) (2,224) (54,584) (48,968) (5,616) Income before income taxes 10,524 48,075 (37,551) 42,256 74,606 (32,350) Income tax provision2 (314) (2,085) 1,771 (678) (2,366) 1,688 Net income 10,210 45,990 (35,780) 41,578 72,240 (30,662) Net loss (income) attributable to noncontrolling interests 176 19 157 (1,552) (304) (1,248) Net income attributable to ACC, Inc. and Subsidiaries common stockholders $ 10,386 $ 46,009 $ (35,623) $ 40,026 $ 71,936 $ (31,910) Other comprehensive (loss) income Change in fair value of interest rate swaps and other (8,593) 180 (8,773) (14,387) 645 (15,032) Comprehensive income $ 1,793 $ 46,189 $ (44,396) $ 25,639 $ 72,581 $ (46,942) Net income per share attributable to ACC, Inc. and Subsidiaries common stockholders Basic and diluted $ 0.07 $ 0.33 $ 0.28 $ 0.52 Weighted-average common shares outstanding Basic 137,268,696 136,677,255 137,185,576 136,599,816 Diluted 138,243,388 137,576,366 138,198,134 137,536,368 1. The company adopted new lease accounting guidance on January 1, 2019 which required the reclassification of the provision for uncollectible accounts from operating expenses to revenue. The reclassification is reflected on a prospective basis starting in the first quarter 2019. The provision for uncollectible accounts for owned properties was $1.7 million and $1.8 million for the three months ended June 30, 2019 and 2018, respectively, and was $2.8 million and $2.7 million for the six months ended June 30, 2019 and 2018, respectively. The provision for uncollectible accounts for on-campus participating properties for both the three months ended June 30, 2019 and 2018 was $0.1 million. The provision for uncollectible accounts for on-campus participating properties was a $0.7 million benefit and a $0.2 million expense for the six months ended June 30, 2019 and 2018, respectively. 2. Owned properties operating expenses, general and administrative expenses, and income tax provision for the three and six months ended June 30, 2018 include $0.2 million, $5.8 million, and $1.8 million, respectively, of the company's proportionate share of transaction costs incurred in connection with the closing of the ACC / Allianz joint venture transaction in May 2018. 3. The three and six months ended June 30, 2019 amounts represent a loss from the disposition of one property in May 2019. The three and six months ended June 30, 2018 amounts represent a gain from the disposition of a portfolio of three properties in May 2018. 4. Represents an impairment charge recorded for an owned property classified as held for sale as of March 31, 2019 that was sold in May 2019. S-3

Consolidated Statements of Funds from Operations (Unaudited, $ in thousands, except share and per share data) Three Months Ended June 30, Six Months Ended June 30, 2019 2018 $ Change 2019 2018 $ Change Net income attributable to ACC, Inc. and Subsidiaries common stockholders $ 10,386 $ 46,009 $ (35,623) $ 40,026 $ 71,936 $ (31,910) Noncontrolling interests1 54 453 (399) 214 775 (561) Loss (gain) from disposition of real estate 282 (42,314) 42,596 282 (42,314) 42,596 Elimination of provision for real estate impairment — — — 3,201 — 3,201 Real estate related depreciation and amortization2 65,458 61,571 3,887 130,834 125,149 5,685 Funds from operations ("FFO") attributable to common stockholders and OP unitholders 76,180 65,719 10,461 174,557 155,546 19,011 Elimination of operations of on-campus participating properties Net loss (income) from on-campus participating properties 1,130 1,218 (88) (2,562) (2,151) (411) Amortization of investment in on-campus participating properties (2,016) (1,952) (64) (4,045) (3,894) (151) 75,294 64,985 10,309 167,950 149,501 18,449 Modifications to reflect operational performance of on-campus participating properties Our share of net cashflow3 828 793 35 1,710 1,588 122 Management fees and other 408 279 129 1,228 756 472 Contribution from on-campus participating properties 1,236 1,072 164 2,938 2,344 594 Transaction costs4 — 7,818 (7,818) — 7,818 (7,818) Elimination of loss from early extinguishment of debt5 — 784 (784) — 784 (784) Elimination of gain from litigation settlement6 — (2,648) 2,648 — (2,648) 2,648 Elimination of FFO from property in receivership7 839 606 233 1,808 1,195 613 Funds from operations-modified ("FFOM") attributable to common stockholders and OP unitholders $ 77,369 $ 72,617 $ 4,752 $ 172,696 $ 158,994 $ 13,702 FFO per share - diluted $ 0.55 $ 0.47 $ 1.26 $ 1.12 FFOM per share - diluted $ 0.56 $ 0.52 $ 1.24 $ 1.15 Weighted-average common shares outstanding - diluted 138,873,418 138,592,562 138,842,644 138,561,640 1. The difference from the amount presented in the company’s consolidated statements of comprehensive income represents consolidated joint venture partners’ share of net income. 2. The difference from the amount presented in the company’s consolidated statements of comprehensive income represents corporate depreciation and consolidated joint venture partners’ share of depreciation. Corporate depreciation and the joint venture partners' share of depreciation for the three months ended June 30, 2019 was $1.2 million and $2.2 million, respectively. Corporate depreciation and the joint venture partners' share of depreciation for the six months ended June 30, 2019 was $2.4 million and $4.3 million, respectively. 3. 50% of the properties’ net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures which is included in ground/facility leases expense in the consolidated statements of comprehensive income (refer to page S-3). 4. Represents transaction costs incurred in connection with the closing of a real estate joint venture transaction in May 2018, whereby a 45% noncontrolling interest in seven properties was sold to a joint venture partner. 5. Represents losses associated with the early extinguishment of mortgage loans due to real estate disposition transactions, including the sale of partial ownership interests in properties. Such costs are excluded from gains from disposition of real estate reported in accordance with GAAP. 6. Represents a gain related to cash proceeds received from a litigation settlement. 7. Represents FFO for an owned property that was transferred to the lender in July 2019 in settlement of the property's $27.4 million mortgage loan. S-4

Owned Properties Results of Operations1 ($ in thousands) Three Months Ended June 30, Six Months Ended June 30, 2019 2018 $ Change % Change 2019 2018 $ Change % Change Owned properties revenues Same store properties $ 190,207 $ 184,281 $ 5,926 3.2% $ 395,576 $ 383,396 $ 12,180 3.2% New properties 12,759 136 12,623 31,317 257 31,060 Sold and held for sale properties2 937 3,992 (3,055) 2,211 10,227 (8,016) Total revenues3 4 $ 203,903 $ 188,409 $ 15,494 8.2% $ 429,104 $ 393,880 $ 35,224 8.9% Owned properties operating expenses Same store properties 5 $ 84,175 $ 81,791 $ 2,384 2.9% $ 169,012 $ 166,173 $ 2,839 1.7% New properties 5,781 191 5,590 11,896 315 11,581 Other6 26 344 (318) 135 344 (209) Sold and held for sale properties2 7 781 1,996 (1,215) 1,889 4,632 (2,743) Total operating expenses3 $ 90,763 $ 84,322 $ 6,441 7.6% $ 182,932 $ 171,464 $ 11,468 6.7% Owned properties net operating income Same store properties $ 106,032 $ 102,490 $ 3,542 3.5% $ 226,564 $ 217,223 $ 9,341 4.3% New properties 6,978 (55) 7,033 19,421 (58) 19,479 Other6 (26) (344) 318 (135) (344) 209 Sold and held for sale properties2 7 156 1,996 (1,840) 322 5,595 (5,273) Total net operating income $ 113,140 $ 104,087 $ 9,053 8.7% $ 246,172 $ 222,416 $ 23,756 10.7% 1. Refer to page S-18 for detail of our store groupings. 2. Includes properties sold in 2018 and 2019, and one property that was transferred to the lender in July 2019 in settlement of the property's $27.4 million mortgage loan. 3. The company adopted new lease accounting guidance on January 1, 2019 which required the reclassification of the provision for uncollectible accounts from operating expenses to revenue starting in the first quarter 2019. To ensure comparability between periods when calculating same store and new property results of operations, the reclassification has also been made for the prior year. See page S-3 for the total amounts reclassified from operating expenses to revenue for all properties for both periods presented. 4. Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of comprehensive income. 5. Refer to page S-6 for detail of same store operating expenses. 6. Includes recurring professional fees related to the formation and operation of the ACC / Allianz joint venture that are included in owned properties operating expenses in the consolidated statements of comprehensive income (refer to page S-3). 7. Does not include the allocation of payroll and other administrative costs related to corporate management and oversight. S-5

Same Store Owned Properties Operating Expenses1 2 ($ in thousands, except per bed amounts) Three Months Ended June 30, 2019 2018 % Change % of Total % of Total From Prior Operating Operating Total Per Bed Year Expenses Total Per Bed Expenses Property taxes $ 21,445 $ 247 2.6% 25% $ 20,910 $ 240 26% Utilities 17,302 200 (2.0%) 21% 17,655 204 22% General & administrative and other3 17,080 197 1.1% 20% 16,898 195 21% Payroll 16,552 191 5.3% 20% 15,714 181 19% Repairs and maintenance 5,717 66 10.3% 7% 5,183 60 6% Marketing 4,027 46 16.4% 5% 3,459 40 4% Insurance 2,052 24 4.1% 2% 1,972 23 2% Total same store owned operating expenses3 $ 84,175 $ 971 2.9% 100% $ 81,791 $ 943 100% Same store owned beds 86,717 Six Months Ended June 30, 2019 2018 % Change % of Total % of Total From Prior Operating Operating Total Per Bed Year Expenses Total Per Bed Expenses Property taxes $ 42,828 $ 494 3.5% 25% $ 41,383 $ 477 25% Utilities 35,300 407 (3.5%) 21% 36,577 422 22% General & administrative and other3 35,214 406 2.0% 21% 34,541 398 21% Payroll 32,355 373 2.3% 19% 31,640 365 19% Repairs and maintenance 11,496 133 6.8% 7% 10,765 124 7% Marketing 7,799 90 6.5% 5% 7,321 84 4% Insurance 4,020 46 1.9% 2% 3,946 46 2% Total same store owned operating expenses3 $ 169,012 $ 1,949 1.7% 100% $ 166,173 $ 1,916 100% Same store owned beds 86,717 1. Refer to the definition of operating expenses on page S-20 for a detailed description of items included in the various expense categories. 2. Refer to page S-18 for detail of our same store groupings. 3. The company adopted new lease accounting guidance on January 1, 2019 which required the reclassification of the provision for uncollectible accounts from operating expenses to revenue starting in the first quarter 2019. To ensure comparability between periods when calculating same store operating expenses, the reclassification has also been made for the prior year. Refer to page S-5 for details. S-6

Seasonality of Operations1 ($ in thousands, except per bed amounts) Three Months Ended Total/Weighted Average- June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 Last 12 Months 2019 Same Store Properties Average number of owned beds 86,717 86,717 86,717 86,717 86,717 86,717 Average physical occupancy for the quarter 88.4% 89.9% 97.2% 96.9% 90.6% 93.7% Rental revenue per occupied bed per month2 $ 741 $ 739 $ 768 $ 763 $ 747 $ 755 Rental revenue $ 170,336 $ 172,839 $ 194,292 $ 192,304 $ 175,956 $ 735,391 Other income3 4 13,945 16,952 12,820 13,065 14,251 57,088 Total revenue $ 184,281 $ 189,791 $ 207,112 $ 205,369 $ 190,207 $ 792,479 Property operating expenses4 81,791 98,929 83,536 84,837 84,175 351,477 Net operating income $ 102,490 $ 90,862 $ 123,576 $ 120,532 $ 106,032 $ 441,002 Operating margin 55.6% 47.9% 59.7% 58.7% 55.7% 55.6% 2019 New Properties Average number of owned beds — 3,493 6,985 6,985 6,985 6,112 Average physical occupancy for the quarter — 96.9% 96.9% 97.6% 65.4% 88.1% Rental revenue per occupied bed per month2 $ — $ 879 $ 889 $ 878 $ 862 $ 878 Rental revenue $ — $ 8,927 $ 18,056 $ 17,960 $ 11,808 $ 56,751 Other income3 136 410 710 598 951 2,669 Total revenue $ 136 $ 9,337 $ 18,766 $ 18,558 $ 12,759 $ 59,420 Property operating expenses 191 4,831 5,114 6,115 5,781 21,841 Net operating (loss) income $ (55) $ 4,506 $ 13,652 $ 12,443 $ 6,978 $ 37,579 Operating margin N/A 48.3% 72.7% 67.0% 54.7% 63.2% ALL PROPERTIES Average number of owned beds 86,717 90,210 93,702 93,702 93,702 92,829 Average physical occupancy for the quarter 88.4% 90.2% 97.2% 96.9% 88.8% 93.3% Rental revenue per occupied bed per month2 $ 741 $ 745 $ 777 $ 772 $ 752 $ 762 Rental revenue $ 170,336 $ 181,766 $ 212,348 $ 210,264 $ 187,764 $ 792,142 Other income3 14,081 17,362 13,530 13,663 15,202 59,757 Total revenue $ 184,417 $ 199,128 $ 225,878 $ 223,927 $ 202,966 $ 851,899 Property operating expenses 81,982 103,760 88,650 90,952 89,956 373,318 Net operating income $ 102,435 $ 95,368 $ 137,228 $ 132,975 $ 113,010 $ 478,581 Operating margin 55.5% 47.9% 60.8% 59.4% 55.7% 56.2% Sold, held for sale properties and other5 Total revenue $ 3,992 $ 1,547 $ 1,537 $ 1,274 $ 937 $ 5,295 Property operating expenses 2,340 1,386 1,112 1,217 807 4,522 Net operating income $ 1,652 $ 161 $ 425 $ 57 $ 130 $ 773 1. Refer to page S-18 for detail of our store groupings. 2. Rental revenue per occupied bed per month is calculated based upon our net student rental revenue earned during the respective quarter divided by average monthly occupied beds over the periods presented. 3. Other income is all income other than net student rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, and the provision for uncollectible accounts reclassified from expenses to revenue as part of the adoption of the new lease accounting guidance on January 1, 2019. 4. The company adopted new lease accounting guidance on January 1, 2019 which required the reclassification of the provision for uncollectible accounts from operating expenses to revenue starting in the first quarter 2019. To ensure comparability between periods when calculating same store and new property results of operations, the reclassification has also been made for the prior year. See page S-3 for the total amounts reclassified from operating expenses to revenue for all properties for both periods presented. 5. Includes costs related to the formation of the ACC / Allianz joint venture as noted on page S-5. S-7

Investment Update ($ in thousands) DISPOSITIONS Extinguished Project Location Primary University Served Beds Closing Date Sales Price Mortgage Debt College Club Townhomes Tallahassee, FL Florida A&M University 544 May 17, 2019 $ 9,450 $ — Blanton Common1 Valdosta, GA Valdosta State University 860 July 2, 2019 27,400 27,400 1,404 $ 36,850 $ 27,400 1. In July 2019, Blanton Common was transferred to the lender in settlement of the property's mortgage loan. The sales price represents the amount of mortgage debt extinguished as a result of the transaction. S-8

Owned Development Update ($ in thousands) OWNED DEVELOPMENT PROJECTS UNDER CONSTRUCTION Project Estimated Total Costs Incurred as Scheduled Project Location Primary University / Market Served Type Beds Project Cost1 of June 30, 2019² Occupancy 191 College Auburn, AL Auburn University Off-campus 495 $ 59,300 $ 56,062 August 2019 LightView Boston, MA Northeastern University ACE 825 153,400 141,811 August 2019 University of Arizona Honors College Tucson, AZ University of Arizona ACE 1,056 84,700 75,333 August 2019 SUBTOTAL - 2019 DELIVERIES 2,376 $ 297,400 $ 273,206 Disney College Program Phases I-II3 4 Orlando, FL Walt Disney World Resort ACE 1,627 $ 108,500 $ 49,158 May & Aug 2020 Currie Hall Phase II Los Angeles, CA Univ. of Southern California ACE 272 42,000 9,411 August 2020 Holloway Residences San Francisco, CA San Francisco State Univ. ACE 584 129,200 44,551 August 2020 SUBTOTAL - 2020 DELIVERIES 2,483 $ 279,700 $ 103,120 Disney College Program Phases III-V3 5 Orlando, FL Walt Disney World Resort ACE 3,369 $ 190,400 $ 45,217 Jan, May & Aug 2021 SUBTOTAL - 2021 DELIVERIES 3,369 $ 190,400 $ 45,217 OWNED DEVELOPMENT PIPELINE6 Project Targeted Anticipated Estimated Targeted Project Location Primary University / Market Served Type Beds Commencement Project Cost1 7 Occupancy Disney College Program Phases VI-VIII3 Orlando, FL Walt Disney World Resort ACE 3,235 Q3 / Q4 2019 $ 193,000 2022 Disney College Program Phases IX-X3 Orlando, FL Walt Disney World Resort ACE 2,209 Q2 2020 122,700 2023 5,444 $ 315,700 1. In certain instances at ACE properties, the company agrees to construct spaces within the property that will ultimately be owned, managed, and funded by the universities. Such spaces include but are not limited to dining, childcare, retail, academic, and office facilities. Estimated Project Cost excludes the costs of the construction of such facilities, as they will be reimbursed by the universities. 2. Includes $424.8 million in construction in progress "CIP" and excludes $91.0 million of CIP balances related to presale development projects and ongoing renovation projects at operating properties. Total consolidated CIP as of June 30, 2019 was $515.8 million. 3. The company executed a ground lease agreement with Walt Disney World® Resort to develop, own and manage housing for college students participating in the Disney student internship program (the “Disney College Program”). The development will be delivered in multiple phases from 2020-2023. 4. Phase I, with estimated project costs of $61.6 million and 778 beds, is scheduled for occupancy in May 2020. Phase II, with estimated project costs of $46.9 million and 849 beds, is scheduled for occupancy in August 2020. 5. Phase III, with estimated project costs of $54.4 million and 984 beds, is scheduled for occupancy in January 2021. Phase IV, with estimated project costs of $84.5 million and 1,521 beds, is scheduled for occupancy in May 2021. Phase V, with estimated project costs of $51.5 million and 864 beds, is scheduled for occupancy in August 2021. 6. Does not include land parcels in nine university markets totaling $58.1 million. Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. 7. Estimated Project Cost includes predevelopment costs of $18.3 million incurred as of June 30, 2019 for owned development pipeline projects. S-9

Presale Development Update1 ($ in thousands) PRESALE DEVELOPMENT PROJECTS UNDER CONSTRUCTION Amount Funded Remaining Project Purchase as of Purchase Price Scheduled Project Location Primary University Served Type Beds Price2 June 30, 2019³ to be Funded Occupancy The Flex at Stadium Centre Tallahassee, FL Florida State University Off-campus 340 $ 36,700 $ 353 $ 36,347 August 2019 959 Franklin4 Eugene, OR University of Oregon Off-campus 443 70,600 21,523 49,077 September 2019 SUBTOTAL - 2019 DELIVERIES 783 $ 107,300 $ 21,876 $ 85,424 1. Under the terms of a presale transaction, the company is obligated to purchase the property from the third-party developer as long as certain construction completion deadlines and other closing conditions are met. The company is responsible for leasing, management, and initial operations of the project while the third-party developer retains development risk during the construction period. In accordance with accounting guidance, the company includes presale properties in its consolidated financial statements upon execution of the presale agreement with the developer. 2. Includes the contractual purchase price and ACC-elected upgrades. 3. Includes ACC's investment funded to date, earnest money and mezzanine financing, if applicable. 4. The company executed the presale agreement with the developer in March 2018, at which time it provided $15.6 million of mezzanine financing to the project. S-10

Third-Party Development Update ($ in thousands) Three Months Ended June 30, Six Months Ended June 30, 2019 2018 $ Change 2019 2018 $ Change Development services revenue $ 3,607 $ 2,202 $ 1,405 $ 6,778 $ 3,048 $ 3,730 % of total revenue 1.7% 1.1% 1.5% 0.7% CONTRACTED PROJECTS IN PROGRESS Fees Earned Fees Remaining Fees as of Earned in as of Scheduled Project Location Primary University Served Beds Total Fees June 30, 2019 Current Year June 30, 2019 Completion University of Arizona Honors College1 Tucson, AZ University of Arizona — 1 $ 2,400 $ 2,179 $ 437 $ 221 July 2019 The Academic & Residential Complex Chicago, IL University of Illinois, Chicago 548 5,100 4,574 917 526 July 2019 Plaza Verde Irvine, CA University of California, Irvine 1,441 5,900 5,544 1,380 356 August 2019 Tubman Laws Hall Dover, DE Delaware State University 620 2,500 2,218 465 282 August 2019 Calhoun Hall2 Philadelphia, PA Drexel University 406 1,750 1,447 1,447 303 Sept 2019 & Apr 2020 Prairie View A&M University Phase IX Prairie View, TX Prairie View A&M University 540 2,500 1,509 1,509 991 August 2020 Dundee Residence Hall and Glasgow Riverside, CA University of California, Riverside 820 5,000 3,155 521 1,845 August 2020 Dining Hall University of California - Riverside North Riverside, CA University of California, Riverside 1,502 6,700 — — 6,700 September 2021 District Phase I3 5,877 $ 31,850 $ 20,626 $ 6,676 $ 11,224 ON-CAMPUS AWARD PIPELINE4 Anticipated Anticipated Targeted Estimated Project Location Financing Structure Commencement Completion Fees Upper Hearst Development for the Berkeley, CA Third-party Q3 2019 Summer 2021 $3,000 Goldman School of Public Policy5 University of California Irvine Phase V Irvine, CA Third-party Q3 2020 Summer 2022 $3,500 Concordia University Phase II Austin, TX Third-party Q1 2021 Summer 2022 TBD Princeton University Lake Campus Princeton, NJ TBD TBD TBD TBD Graduate Housing University of California Berkeley Master Berkeley, CA TBD TBD TBD TBD Development6 University of California Riverside Master Riverside, CA TBD TBD TBD TBD Development6 1. The University of Arizona Honors College project includes the construction of a parking garage, academic center and a student recreation and wellness center as part of the overall development project. These components will be owned, managed and funded by the University, and the company is earning third-party development fees for its role in providing development services for those components of the project. 2. Includes the construction of a student residence hall and honors college, which will be delivered in Fall 2019 and Spring 2020, respectively. 3. Construction commenced in July 2019. 4. These awards relate to speculative development projects that are subject to final determination of feasibility, negotiation, final award, procurement rules and other applicable law, execution and closing of definitive agreements on terms acceptable to the company, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions. 5. Anticipated commencement and targeted completion dates may be affected by the outcome of a lawsuit filed by the city of Berkeley against the University. 6. These projects include multiple phases to be completed over several years. The full scope, transaction structure, feasibility, fees, and timing will be negotiated. S-11

Management Services Update ($ in thousands) Three Months Ended June 30, Six Months Ended June 30, 2019 2018 $ Change 2019 2018 $ Change Management services revenue $ 3,465 $ 2,452 $ 1,013 $ 5,776 $ 5,183 $ 593 % of total revenue 1.6% 1.2% 1.3% 1.2% NEW / PENDING MANAGEMENT CONTRACTS Actual or Approximate Stabilized Anticipated Project Location Primary University / Market Served Beds Annual Fees1 Commencement The Rixey Arlington, VA Marymount University 551 $ 300 February 2019 Walt Disney World College Program2 Orlando, FL Walt Disney World Resort 7,870 250 April 2019 The Academic & Residential Complex Chicago, IL University of Illinois, Chicago 548 240 August 2019 Tubman Laws Hall Dover, DE Delaware State University 620 220 August 2019 Campus1 - Montreal3 Montreal, Quebec McGill University 886 250 September 2019 Plaza Verde Irvine, CA University of California, Irvine 1,441 630 September 2019 Nevada State College4 Henderson, NV Nevada State College 342 100 August 2020 Prairie View A&M University Phase IX Prairie View, TX Prairie View A&M University 540 190 August 2020 Dundee Residence Hall and Glasgow Dining Hall Riverside, CA University of California, Riverside 820 440 September 2020 University of California, Riverside - North District Riverside, CA University of California, Riverside 1,502 540 September 2021 15,120 $ 3,160 DISCONTINUED MANAGEMENT CONTRACTS 2019 Fee Contribution Prior to Project Location Primary University / Market Served Beds Termination Discontinued As Of Collegeview Commons Ontario, Canada Durham College 974 $ 24 March 2019 MyRez at Lester Ontario, Canada University of Waterloo 455 37 April 2019 1,429 $ 61 1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels. 2. As the project's facilities manager, the company is responsible for the operations and maintenance of the project. Because of the company’s role in funding payroll costs for on-site personnel at the properties, accounting guidance requires the management fee for this project to be recorded on a gross basis in the company’s consolidated financial statements. Accordingly, both management services revenue and third-party management services expenses in the accompanying consolidated statements of comprehensive income for 2019 will include approximately $3.2 million in reimbursed payroll costs. The stabilized annual fee noted above does not include such reimbursed costs and represents the net management fee anticipated to be earned by the company. 3. The stabilized annual fee amount does not include an initial operations fee of $105,000 earned from July 2018 through August 2019. 4. The stabilized annual fee amount does not include an initial operations fee of $140,000 earned from May 2019 through July 2020. S-12

Capital Structure as of June 30, 2019 ($ in millions, except per share data) Market Capitalization & Unsecured Notes Covenants Debt Maturity Schedule Total Debt¹ $ 3,252 Total Equity Market Value² 6,407 Total Market Capitalization 9,659 Debt to Total Market Capitalization 33.7% Net Debt to EBITDA³ 6.7x Total Asset Value⁴ $ 8,489 Unencumbered Asset Value 6,881 Unencumbered Asset Value to Total Asset Value 81.1% Requirement Current Ratio Total Debt to Total Asset Value ≤ 60% 38.3% Secured Debt to Total Asset Value ≤ 40% 10.2% Unencumbered Asset Value to Unsecured Debt > 150% 288.4% Interest Coverage³ > 1.5x 3.7x Weighted Average Principal Average Term To Outstanding¹ Interest Rate Maturity Mortgage Loans⁵ $ 724 4.6%⁶ 5.6 Yrs Construction Loans⁷ 48 5.3% 0.2 Yrs Unsecured Revolving Credit Facility 186 3.6% 2.7 Yrs Unsecured Term Loan 200 3.5% 3.0 Yrs Unsecured Notes⁸ 2,000 3.7% 5.1 Yrs On-Campus Participating Properties 94 5.4% 13.4 Yrs Total/Weighted Average $ 3,252 4.0% 5.1 Yrs Variable Rate Debt as % of Total Debt⁹ 14.6% Weighted Average Interest Rate Of Debt Maturing Each Year Fixed Rate Debt 6.3% 3.5% 5.4% 4.0% 3.8% 4.2% N/A 3.7% 3.6% 4.1% Total Debt 5.7% 3.5% 5.2% 3.6% 3.9% 4.2% 7.6% 3.7% 3.6% 4.2% Note – refer to the definitions outlined on pages S-19 and S-20 for detailed definitions of terms appearing on this page. 1. Excludes net unamortized debt premiums related to mortgage loans assumed in connection with acquisitions of $9.1 million, unamortized original issue discount on unsecured notes of $2.6 million, and unamortized deferred financing costs of $17.1 million. 2. Based on share price of $46.16 and fully diluted share count of 138,805,177 as of June 30, 2019. Assumes conversion of 630,030 common and preferred Operating Partnership units and 974,636 unvested restricted stock awards. 3. Refer to calculations on page S-14, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures. 4. Excludes accumulated depreciation of $1.4 billion, receivables and intangible assets, net of accumulated amortization, of $55.4 million, and lease-related right of use assets of $279.3 million associated with the adoption of new lease accounting guidance on January 1, 2019. 5. Includes $330.0 million of mortgage debt related to the ACC / Allianz joint venture of which the company has a 55% interest. 6. Including the amortization of net debt premiums related to mortgage loans assumed in connection with property acquisitions, the effective interest rate for fixed rate mortgage loans is 4.2%. 7. Construction loans are associated with presale developments and are an obligation of the third-party developer. In accordance with accounting guidance, the company is including the presale development properties and any associated debt in its consolidated financial statements. The debt will be paid off by the developer using proceeds from the company's purchase of the properties. 8. In June 2019, the company closed on $400 million of unsecured notes which mature in July 2026. 9. As of June 30, 2019 the company's variable rate debt consists of the unsecured revolving credit facility, unsecured term loan, a $41.0 million mortgage loan at one of our on-campus participating properties, and construction loans for presale developments. S-13

Interest Coverage ($ in thousands) Three Months Ended September 30, December 31, March 31, June 30, Last Twelve 2018 2018 2019 2019 Months Net (loss) income attributable to ACC, Inc. and Subsidiaries common stockholders $ (2,345) $ 47,504 $ 29,640 $ 10,386 $ 85,185 Net (loss) income attributable to noncontrolling interests (392) 2,117 1,728 (176) 3,277 Interest expense 25,185 27,021 27,061 27,068 106,335 Income tax (benefit) provision (219) 282 364 314 741 Depreciation and amortization 66,131 68,756 68,755 68,815 272,457 Amortization of deferred financing costs 1,116 1,072 1,132 1,218 4,538 Share-based compensation 2,875 2,254 3,765 3,745 12,639 Provision for real estate impairment — — 3,201 — 3,201 Gain on extinguishment of debt, net — (8,651) — — (8,651) Loss from disposition of real estate — — — 282 282 Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") $ 92,351 $ 140,355 $ 135,646 $ 111,652 $ 480,004 Pro-forma adjustments to EBITDA1 (48) Adjusted EBITDA $ 479,956 Interest Expense from consolidated statement of comprehensive income $ 25,185 $ 27,021 $ 27,061 $ 27,068 $ 106,335 Amortization of mortgage debt premiums/discounts 1,235 1,234 1,246 1,246 4,961 Capitalized interest 2,610 2,067 2,739 3,623 11,039 Change in accrued interest payable (7,084) 4,709 (7,300) 5,060 (4,615) Cash Interest Expense $ 21,946 $ 35,031 $ 23,746 $ 36,997 $ 117,720 Pro-forma adjustments to Cash Interest Expense1 13,407 Adjusted Interest Expense $ 131,127 Interest Coverage 3.7x Note: refer to the definitions outlined on pages S-19 and S-20 for detailed definitions of terms appearing on this page. 1. Adjustment to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented. S-14

Capital Allocation – Long Term Funding Plan (2019-2023) ($ in millions) Sources and Uses for Development - As of June 30, 2019 Estimated Project Total Costs Remaining Estimated Capital Uses: Cost Incurred Capital Needs Development and Presale Development Pipeline1: 2019 Developments Underway $ 405 $ 295 $ 110 2020 Developments Underway or Expected to Start in Current Year 171 54 117 Disney Internships & College Program Housing Phases I-II (2020 deliveries) 109 49 60 Phases III-V (2021 deliveries) 190 45 145 Phases VI-VIII (2022 deliveries) 193 12 181 Phases IX-X (2023 deliveries) 123 6 117 Core Spaces / DRW Portfolio Transaction: Presale Developments Funding2 154 — 154 Total $ 1,345 $ 461 $ 884 Estimated Sources through 2023: Capital Sources Cash and Cash Equivalents as of June 30, 2019 $ 52 Estimated Cash Flow Available for Investment - through 20233 289 Anticipated Debt Funding - through 20234 — to 118 Anticipated Capital Recycling and/or Equity Funding - through 20234 625 to 425 Total $ 884 Selected Credit Metrics5 Credit Metric: June 30, 2019 Pro Forma6 Total Debt to Total Asset Value 38.3% 34.6% - 38.6% Net Debt to EBITDA7 6.7x 5.6x - 6.3x Note: This analysis demonstrates anticipated funding for the developments currently committed, underway, or with expected starts in the current year. As future developments commence, they are expected to be funded via additional dispositions, joint ventures, free cash available for investment, and capital market transactions. 1. Includes owned development and presale projects under construction, and management’s Estimated Project Cost for future development deliveries that are expected to commence construction during the current year, as disclosed on pages S-9 and S-10. 2. Reflects the exercise of the option to purchase the remaining interest in the joint ventures with Core Spaces / DRW Real Estate Investments. 3. Available cash flow is derived from disclosures in our 2018 Form 10-K and is calculated as net cash provided by operating activities of $376.6 million, excluding changes in working capital of $29.8 million, less dividend payments of $250.5 million, less principal payments on debt of $11.7 million, less recurring capital expenditures of $20.3 million. Calculation results in available cash flow for investment in 2018 of $64.3 million, which is then annualized over the remaining 18 quarters through the end of 2023. 4. Reflects the company's current anticipated capital sources to fund committed developments through 2023. The actual mix of capital sources may vary based on prevailing capital market conditions and the company's balance sheet management strategy. 5. Refer to definitions outlined on pages S-19 and S-20 for detailed definitions of terms appearing on this page. 6. Ratios represent the pro forma impact of development deliveries and funding alternatives assumed in the Sources and Uses table. The lower end of the pro forma leverage ranges assumes remaining capital needs in excess of debt are funded with equity, while the higher end assumes remaining needs in excess of debt are funded with dispositions. Actual ratios will vary based on the timing of construction funding, future cash flow available for investment, and the ultimate mix of sources from debt, equity, joint ventures, or dispositions. 7. Refer to page S-14 for a reconciliation of EBITDA to net income, the most directly comparable GAAP measure. S-15

2019 Outlook - Summary1 ($ in thousands, except share and per share data) Low High Net income2 $ 74,600 $ 86,700 Noncontrolling interests 900 1,000 Depreciation and amortization 258,200 259,100 Funds from operations ("FFO") $ 333,700 $ 346,800 Elimination of operations from on-campus participating properties (14,100) (13,700) Contribution from on-campus participating properties 5,500 6,100 Transaction costs3 800 800 Funds from operations - modified ("FFOM") $ 325,900 $ 340,000 Net income per share - diluted $ 0.54 $ 0.62 FFO per share - diluted $ 2.40 $ 2.50 FFOM per share - diluted $ 2.35 $ 2.45 Weighted-average common shares outstanding - diluted 138,866,100 138,866,100 1. The company believes that the financial results for the fiscal year ending December 31, 2019 may be affected by, among other factors: • national and regional economic trends and events; • the success of leasing the company's owned properties for the 2019-2020 academic year; • the timing of acquisitions, dispositions or joint venture activity; • interest rate risk; • the timing of commencement and completion of construction on owned development projects; • the ability of the company to be awarded and the timing of the commencement of construction on third-party development projects; • university enrollment, funding and policy trends; • the ability of the company to earn third-party management revenues; • the amount of income recognized by the taxable REIT subsidiaries and any corresponding income tax expense; • the ability of the company to integrate acquired properties; • the outcome of legal proceedings arising in the normal course of business; and • the finalization of property tax rates and assessed values in certain jurisdictions. 2. Does not include any potential gain or loss on sale from anticipated dispositions or the effect of transferring Blanton Common to the lender in July 2019, as such will be eliminated for the purposes of calculating FFOM. 3. Represents transaction costs related to the closing of two presale development properties as disclosed on page S-10. S-16

2019 Outlook - Detail ($ in thousands, except share and per share data) FFO Guidance As Reported Current Guidance Assumptions & Other Six Months Ended Year Ended June 30, 2019 December 31, 2019 Low High Owned properties1: 2019 same store properties: Same store revenue $ 395,576 $ 797,700 $ 802,700 Assumes academic year 2019/2020 opening same store rental revenue growth of 1.5% - 3.0%. % growth 3.2% 2.2% 2.9 % Same store operating expenses $ (169,012) (359,500) (356,500) % growth 1.7% 3.1% 2.2 % Same store net operating income ("NOI") $ 226,564 $ 438,200 $ 446,200 % growth 4.3% 1.5% 3.4% 2019 new properties NOI $ 19,421 $ 44,700 $ 45,900 2019 NOI contribution from dispositions and other2 187 (100) (100) Includes NOI contributed from a property sold in the second quarter, one property transferred to Total owned properties NOI $ 246,172 $ 482,800 $ 492,000 the lender, and recurring professional fees related to the operation of the ACC/Allianz joint venture. Third-party development services revenue $ 6,778 $ 13,400 $ 16,400 Third-party management services revenue3 $ 5,776 $ 12,800 $ 13,600 Third-party development and mgmt. services expenses3 $ (8,699) $ (20,100) $ (20,500) General and administrative expenses $ (15,430) $ (29,800) $ (30,500) Ground/facility leases expense $ (6,785) $ (14,100) $ (14,500) Less: OCPP ground/facility leases expense $ 1,710 $ 3,300 $ 3,700 Interest income4 $ 1,788 $ 3,600 $ 3,600 Interest expense2 $ (54,129) $ (110,000) $ (111,200) Net of $11.5 million of capitalized interest. Less: OCPP interest expense $ 2,614 $ 4,900 $ 4,900 Amortization of deferred financing costs4 $ (2,297) $ (4,700) $ (4,800) Corporate depreciation5 $ (2,393) $ (5,300) $ (5,300) OCPP overhead $ (796) $ (1,600) $ (1,600) Income tax provision $ (678) $ (1,100) $ (1,100) Joint Ventures ("JV"): For purposes of calculating NAV, the company excludes $16.9 million of existing JV partners' share Existing JV partners' share of FFO6 $ (5,681) $ (11,200) $ (11,200) of NOI. Speculative JV partner's share of FFO $ — $ (3,300) $ (400) Represents the anticipated sale of a minority JV interest in a portfolio of properties in the 3rd Contribution from OCPP7 $ 2,938 $ 5,500 $ 6,100 quarter for proceeds of approximately $180 million at the low end and $90 million at the high end of guidance at the end of the 4th quarter. Transaction costs8 $ — $ 800 $ 800 Elimination of property in receivership2 $ 1,808 $ — $ — FFOM per share - diluted $ 1.24 $ 2.35 $ 2.45 1. Refer to page S-18 for detail of the 2019 same store and new property groupings. 2. Actual results for the six months ended June 30, 2019 include the operating results of one property transferred to the lender in July 2019 that is eliminated when calculating FFOM and therefore was not included in original guidance estimates. 3. Includes approximately $3.2 million in reimbursed payroll costs as described on page S-12. 4. Excluding on-campus participating properties ("OCCPs") 5. Represents depreciation expense not added back in the calculation of FFO as per the NAREIT definition of FFO. 6. Current guidance for the year ended December 31,2019 includes existing JV partners' share of net income of $2.7 million plus their share of real estate depreciation expense of $8.5 million for a total share of FFO of $11.2 million. 7. Includes the company's 50% share of OCPP net cash flow and management and development fees received, as per the definition of FFOM on page S-19. 8. Represents transaction costs related to the closing of two presale development properties as disclosed on page S-10. S-17

Detail of Property Groupings As of June 30, 2019 2019 Grouping 2020 Grouping Same Store Properties New Properties Same Store Properties New Properties # of Design # of Design # of Design # of Design Properties Beds Properties Beds Properties Beds Properties Beds Properties Purchased or Developed Prior to January 1, 2018 144 86,717 144 86,717 2018 Development Deliveries 10 6,985 10 6,985 2019 Development Deliveries 5 3,159 5 3,159 2020 Development Deliveries 3 2,483 3 2,483 2021 Development Deliveries¹ — 3,369 — 3,369 Total Owned Properties 144 86,717 18 15,996 154 93,702 8 9,011 Total # of Owned Properties Excluded2 1 Total Owned Design Beds Excluded2 860 Grand Total # of Owned Properties (All Groupings) 163 Grand Total Owned Design Beds (All Groupings) 103,573 Note on Property Portfolio: When disclosing our number of properties and design beds as of a certain date, we include all properties that are owned and operating as of that date, as well as properties that are under construction and anticipated to open for operations in future years. Properties that are in our development pipeline but have not yet commenced construction are not included. 2019: The 2019 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2019 and 2018. This same store grouping will be used for purposes of presenting our 2019 same store operating results. 2020: The 2020 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2020 and 2019. This same store grouping will be used for purposes of presenting our 2020 same store operating results. 1. The Disney College Program project will be delivered in multiple phases over several years with initial deliveries expected to occur in 2020 and full development completion in 2023. All phases are counted as one property in the table above. 2. Represents one property that was transferred to the lender in settlement of the property's $27.4 million mortgage loan in July 2019. S-18

Definitions ACE The company’s American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to invest our capital and to develop, own, and operate on-campus student housing communities. Properties under this structure are considered to be owned and are included in the company's consolidated financial statements. Adjusted EBITDA* EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. Adjusted Interest Expense* Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. Cash Cash and cash equivalents, determined on a consolidated basis in accordance with GAAP. Cash Interest Expense* Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; and (iii) the change in accrued interest during the period presented. Design Beds Total beds based on the original property design, generally as specified in the construction documents. EBITDA* Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non- cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith. Funds from Operations Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (”FFO”) (“NAREIT”). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges. FFO Modified FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties, the (”FFOM”) elimination of real estate transaction costs, and other items, as we determine in good faith, that do not reflect our core operations on a comparative basis. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management and development fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties. GAAP Accounting principles generally accepted in the United States of America. Interest Coverage* Adjusted EBITDA / Adjusted Interest Expense. Net Debt* Total Debt less Cash. Net Debt to EBITDA* Net Debt divided by Adjusted EBITDA. Net Operating Income Property revenues less direct property operating expenses, excluding depreciation, but including an allocation of costs related to “NOI” corporate management and oversight. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-19

Definitions On-campus Participating A transaction structure whereby the company enters into long-term ground/facility lease agreements with Universities to develop, Properties construct, and operate student housing communities. Under the terms of the leases, title to the constructed facilities is held by the University/lessor and such lessor receives 50% of net cash flows, as defined, on an annual basis through the term of the lease. Operating Expenses General & administrative and other expenses include security costs, shuttle costs, and property-level general and administrative costs as well as an allocation of costs related to corporate management and oversight. Also includes acquisition integration costs, food service, and other miscellaneous expenses. Utilities expense represents gross expenses prior to any recoveries from tenants, which are reflected in owned properties revenues. Payroll expense includes payroll and related expenses for on-site personnel including general managers, maintenance staff, and leasing staff. Repairs and maintenance expense includes general maintenance costs such as interior painting, routine landscaping, pest control, fire protection, snow removal, elevator maintenance, roof and parking lot repairs, and other miscellaneous building repair costs. Also includes costs related to the annual turn process. Marketing expense includes costs related to property marketing campaigns associated with our ongoing leasing efforts. Physical Occupancy Occupied beds, including staff accommodations, divided by Design Beds. Rentable Beds Design Beds less beds used by on-site staff. Same Store Grouping Owned properties owned and operating for both of the entire annual periods presented, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of the current period-end. Secured Debt* The portion of Total Debt that is secured by a mortgage, trust, deed of trust, deed to secure indebtedness, pledge, security interest, assignment of collateral, or any other security agreement. Total Asset Value* Undepreciated book value of real estate assets and all other assets, excluding receivables, intangibles, and right of use assets, of our consolidated subsidiaries, all determined in accordance with GAAP. Total Debt* Total consolidated debt calculated in accordance with GAAP, including finance leases and excluding mark-to-market premiums/ discounts on mortgage loans assumed in connection with acquisitions, the original issued discount on unsecured notes, and deferred financing costs. Total Equity Market Value Fully diluted common shares times the company’s stock price at period-end. Unencumbered Asset Value* The sum of (i) the undepreciated book value of real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. Does not include assets of unconsolidated joint ventures. Unsecured Debt* The portion of Total Debt that is not Secured Debt. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-20

Investor Information Executive Management Bill Bayless Chief Executive Officer Jim Hopke President Jennifer Beese Chief Operating Officer Daniel Perry Chief Financial Officer William Talbot Chief Investment Officer Kim Voss Chief Accounting Officer Research Coverage Jacob Kilstein Argus Research Company (646) 747-5447 jkilstein@argusresearch.com Jeffery Spector / Shirley Wu Bank of America / Merrill Lynch (646) 855-1363 / (646) 855-3081 jeff.spector@baml.com / s.wu@baml.com Daniel Bernstein / Louis Benedict Capital One (571) 835-7202 / (646) 231-9584 daniel.bernstein@capitalone.com / louis.benedict@capitalone.com Michael Bilerman / Nick Joseph Citigroup Equity Research (212) 816-1383 / (212) 816-1909 michael.bilerman@citi.com / nicholas.joseph@citi.com Derek Johnston / Tom Hennessy Deutsche Bank Securities, Inc. (212) 250-5683 / (212) 250-4063 derek.johnston@db.com / tom.hennessy@db.com Steve Sakwa / Samir Khanal Evercore ISI (212) 446-9462 / (212) 888-3796 steve.sakwa@evercoreisi.com / samir.khanal@evercoreisi.com John Pawlowski / Alan Peterson Green Street Advisors (949) 640-8780 / (949) 640-8780 jpawlowski@greenstreetadvisors.com / apeterson@greenstreetadvisors.com Aaron Hecht JMP Securities (415) 835-3963 ahecht@jmpsecurities.com Anthony Paolone / Nikita Bely J.P. Morgan Securities (212) 622-6682 / (212) 622-0695 anthony.paolone@jpmorgan.com / nikita.bely@jpmorgan.com Jordan Sadler / Austin Wurschmidt KeyBanc Capital Markets (917) 368-2280 / (917) 368-2311 jsadler@key.com / awurschmidt@key.com Drew Babin / Alex Kubicek Robert W. Baird & Co. (610) 238-6634 / (414) 765-7311 dbabin@rwbaird.com / akubicek@rwbaird.com Alexander Goldfarb / Daniel Santos Sandler O'Neill + Partners, L.P. (212) 466-7937 / (212) 466-7927 agoldfarb@sandleroneill.com / dsantos@sandleroneill.com American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. Corporate Headquarters Investor Relations American Campus Communities, Inc. Tel: (512) 732-1000 Ryan Dennison (512) 732-1000 12700 Hill Country Blvd., Suite T-200 Fax: (512) 732-2450 SVP, Capital Markets and Investor Relations rdennison@americancampus.com Austin, Texas 78738 www.americancampus.com S-21

Forward-looking Statements and Non-GAAP Financial Measures In addition to historical information, this supplemental package contains forward-looking statements under the applicable federal securities law. These statements are based on management’s current expectations and assumptions regarding markets in which American Campus Communities operates, operational strategies, anticipated events and trends, the economy, and other future conditions. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. For discussions of some risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2018 under the heading “Risk Factors” and under the heading “Business - Forward-looking Statements” and subsequent quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statements, including our expected 2019 operating results, whether as a result of new information, future events, or otherwise. This presentation contains certain financial information not derived in accordance with United States generally accepted accounting principles (“GAAP”). These items include earnings before interest, tax, depreciation and amortization (“EBITDA”), net operating income (“NOI”), funds from operations (“FFO”) and FFO-Modified (“FFOM”). Refer to Definitions for a detailed explanation of terms appearing in the supplement. The Company presents this financial information because it considers each item an important supplemental measure of its operating performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. These measures should not be considered as alternatives to net income or loss computed in accordance with GAAP as an indicator of the Company's financial performance or to cash flow from operating activities computed in accordance with GAAP as an indicator of its liquidity, nor are these measures indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.